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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 3, 2000 relating to the financial statements and financial statement schedule of QUALCOMM Incorporated, which appears in QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 24, 2000.



/s/ PricewaterhouseCoopers LLP

San Diego, California
May 7, 2001